UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  May 22, 2006
                                -----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                      NATIONAL HEALTHCARE TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Colorado                     0-28911                     91-1869677
---------------------------      ----------------            -------------------
(State or other jurisdiction     (Commission File               (IRS Employer
    of incorporation)                Number)                 Identification No.)

                          1660 Union Street, Suite 200
                           San Diego, California 92101
                           --------------------------
                    (Address of principal executive offices)

                                 (619) 398-8470
                               ------------------
                          Registrant's telephone number

                         21800 Oxnard Street, Suite 440
                            Woodland Hills, CA 91367
                      -------------------------------------
                         Former name and former address

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In preparing National Healthcare Technology, Inc.'s (the "Company") Form 10-KSB for the year ended December 31, 2005, filed on May 22, 2006, the Company discovered errors in the Company's Form 10-QSB for the three months ended September 30, 2005, filed on February 1, 2006. In preparing our 10KSB we discovered, among other matters, wrongly reported equity transfers of common stock and incorrect warrant expense entries. The Company also under reported its notes payable to related parties on its balance sheet by $278,800.

Based on these errors in the Company's 10QSB for the three months ended November 30, 2005, the Board of Directors of the Company on May 22, 2006, approved management's recommendation that the Company's financial statements for the three months ended September 30, 2005 be restated. In light of such restatement, the financial statements and related footnotes should no longer be relied upon.

As a result of these errors, the Company is amending its financial statements and footnotes for the three months ended September 30, 2005. The Company will file such amendments shortly. The amendments restate the balance sheet, statement of operations, and statement of cash flows, and revise related footnotes and other disclosures, including management's report on internal control over financial reporting, which will reflect the Company's material weakness in internal control over financial reporting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        National Healthcare Technology, Inc.


                                        By: /s/ Ross Lyndon-James
                                            --------------------------------
                                        Ross Lyndon-James,
                                        Chief Executive Officer

                                        Date: May 25, 2006

Index to Exhibits

Sequentially
Numbered Page        Exhibit                    Description of Document
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